EXHIBIT 99.2

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July 2007
2nd Quarter 2007
Earnings Webcast

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Safe Harbor Regarding
Forward Looking Statements

This presentation contains forward-looking information about National Penn
Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts.
These statements can be identified by the use of forward-looking terminology such as
"believe," "expect," "may," "will," "should,'' "project," "plan,'' "seek," "intend,'' or
"anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn Bancshares and its subsidiaries.
National Penn Bancshares cautions readers not to place undue reliance on these statements.
National Penn Bancshares' business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:
ineffectiveness of National Penn's business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares'
Annual Report on Form 10-K for the fiscal year ended December 31, 2006.  National
Penn Bancshares makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
 #2 / July 2007

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#3 / July 2007
Overview
•   Assets       $ 5.62 Billion
•   Deposits   $ 3.83 Billion
•   Loans         $ 3.73 Billion
•   Equity         $ 545.9 Million

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#4 / July 2007
*Per share information adjusted for a 3% stock dividend paid September 30, 2006.
Financial Highlights
2Q2007
6/30/2007        6/30/2006*

Net Income            $16.2 million     $16.1 million   +0.6%
Diluted EPS           $ 0.33                  $ 0.33                 -
Cash Dividends   $ 0.1675             $ 0.1602            +4.6%

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#5 / July 2007
Net Income             $31.7 million    $31.3 million     + 1.9%
Diluted EPS            $ 0.65                  $ 0.65                  -
Cash Dividends    $ 0.3350             $ 0.3204            + 4.6%
ROE                           11.76%               12.76%
ROA                           1.16%                  1.24%
*Per share information adjusted for a 3% stock dividend paid September 30, 2006.
Financial Highlights
Year-to-Date
2Q2007
6/30/2007     6/30/2006*

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#6 / July 2007
Reconciliation Table for Non-GAAP Financial Measure 6/30/07		6/30/06
Return on average shareholders' equity	11.76%	12.76%
Effect of goodwill and intangibles	12.67%	13.95%
Return on average tangible equity	24.43%	26.71%
Average tangible equity excludes merger-related average goodwill and intangibles:
Average shareholders' equity	$543,810	$491,641
Average goodwill and intangibles	(281,992)	(256,751)
Average tangible equity	$261,818	$234,890
Financial Highlights
Year-to-Date
2Q2007